UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule14a-12

Inotiv, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) Exchange Act Rules 14a-6(i)(4) and 0-11.

March 2, 2022

Dear Fellow Shareholders,

We are writing to notify you of important information about the 2022 annual meeting of shareholders of Inotiv, Inc. (the “Company”).

We previously mailed to our shareholders our proxy statement and related proxy materials on February 7, 2022 (the “Proxy Statement”), which contained three proposals. The enclosed supplementary proxy material (the “Supplement”) is being sent to you to add a new Proposal 4 to the original Proxy Statement to approve, on an advisory basis, the compensation of our named executive officers as described in the Proxy Statement.

Accordingly, we are furnishing to you, together with this letter, an Amended Notice of the 2022 Annual Meeting and the Supplement to the previously furnished Proxy Statement, which reflect the revised agenda for the annual meeting and describe the new proposal to be voted on at the annual meeting, as well as a new proxy card for purposes of casting your vote on all of the proposals to be voted on at the annual meeting.

Please read the Proxy Statement and the Supplement in their entirety as together they contain information that is important to your decisions in voting at the annual meeting.

When you have finished reading the Proxy Statement and Supplement, please promptly submit your proxy by following the instructions on the proxy card to vote by Internet or telephone or by completing the enclosed new proxy card in its entirety, signing, dating and returning it in the enclosed envelope. We encourage you to submit your proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. The enclosed new proxy card permits you to submit your vote for all four of the proposals included in the Proxy Statement and the Supplement, and will replace any previously submitted proxy in connection with the annual meeting.

If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals; however, the Company strongly encourages you to submit a new proxy so that your vote will be counted on Proposal 4.

Sincerely,

Robert W. Leasure, Jr.

President and Chief Executive Officer

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF INOTIV, INC.

DATE: March 17, 2022

TIME: 10:00 a.m. (ET)

PLACE: Courtyard Marriott Lafayette

150 Fairington Avenue

Lafayette, IN 47905

At the meeting, our shareholders will be asked to:

Board Recommendations
•	Elect two directors to serve until the 2025 Annual Meeting of Shareholders;	FOR

•	Ratify the appointment of Ernst & Young US LLP as the Company’s independent registered public accounting firm for fiscal 2022;	FOR

•	Approve an amendment to our Amended and Restated 2018 Equity Incentive Plan and;	FOR

•	Approve, on an advisory basis, the compensation of our named executive officers.	FOR

The preceding items of business were described in our original proxy statement dated February 7, 2022 (the "Proxy Statement"), with the exception of the fourth proposal, which is described in the attached supplement (the "Supplement") to the Proxy Statement. Each of these items of business is described in the Proxy Statement, which was previously delivered to you, or in the Supplement which accompanies this Amended Notice.

Holders of record of our common shares at the close of business on January 26, 2022 are entitled to notice of, and to vote at, the Annual Meeting. The enclosed Supplement describes new Proposal 4 and includes a revised proxy card which covers the three proposals included in the Proxy Statement and adds the new Proposal 4. If you wish to vote on this new Proposal 4, you must follow the instructions on the proxy card to vote by Internet or telephone, sign, date and return the enclosed proxy card, or attend the annual meeting and vote in person. Voting by Internet or telephone, signing and submitting this new proxy card or voting in person at the meeting will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or telephone), in addition to voting on Proposal 4, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1, 2 and 3.

Given public health concerns related to the coronavirus pandemic (COVID-19), we urge you to consider voting in advance of the meeting via one of the remote methods in lieu of attending the meeting in person. This year, we are also offering our shareholders the opportunity to listen to the Annual Meeting virtually by visiting https://www.inotivco.com/investors/investor-information/ and following the instructions on that webpage. Note that shareholders who listen to the Annual Meeting virtually will not be able to vote via that broadcast.

While we intend to hold the Annual Meeting in person, we are actively monitoring the coronavirus pandemic, and are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event that it is not advisable to hold the Annual Meeting in person or at the scheduled date, time, or location, we will announce alternative arrangements for the Annual Meeting via a press release as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication in a virtual meeting format.

Your vote is important to us. Please take the time to review our Proxy Statement and the Supplement and submit your votes. Even if you expect to attend the Annual Meeting in person, please vote via Internet, telephone, or mail using the instructions provided on the proxy card.

By Order of the Board of Directors,

Beth A. Taylor

Chief Financial Officer and Vice President – Finance

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 17, 2022: This Notice of Annual Meeting and Proxy Statement and the Company’s Fiscal 2021 Annual Report on Form 10-K are available in the “Investor Relations” section of the Company’s website at www.inotivco.com.

GENERAL INFORMATION ABOUT THIS SUPPLEMENT AND THE ANNUAL MEETING

This Supplement describes new Proposal 4, which is added to the agenda for the annual meeting and therefore is not described in the original Proxy Statement. Information about Proposals 1, 2 and 3, each of which will also be presented to shareholders at the annual meeting, can be found in the Proxy Statement as originally filed with the SEC on February 3, 2022 and mailed to our shareholders on or about February 7, 2022. To the extent the information in the Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in the Supplement shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read the Supplement carefully in its entirety together with the Proxy Statement. All capitalized terms used in the Supplement and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. The Supplement and the accompanying new proxy card are being mailed to our shareholders on or about March 4, 2022.

What is the purpose of the Supplement?

We previously mailed to our shareholders our proxy statement and related proxy materials on February 7, 2022 (the “Proxy Statement”), which contained three proposals. This Supplement is being sent to you to add a new Proposal 4, which was inadvertently omitted from the original Proxy Statement, to approve, on an advisory basis, the compensation of our named executive officers as described in the Proxy Statement. The record date for the meeting has not changed and remains January 26, 2022.

How will the Supplement and related materials be delivered?

We mailed copies of our Proxy Statement, our Annual Report on Form 10-K, which includes audited financial statements and a description of operations for the fiscal year ended September 30, 2021, and a proxy card to our shareholders who are entitled to notice of and to vote at the annual meeting on or about February 7, 2022. The Annual Report and Proxy Statement are also available in the “Investors” section of our website at www.inotivco.com. We are mailing a copy of this Supplement, the Amended Notice and a proxy card reflecting all four proposals to be voted on at the annual meeting to all shareholders who were holders of record as of the record date for the annual meeting. These materials are also available in the “Investors” section of our website at www.inotivco.com.

How many votes are required to approve Proposal 4?

The proposal will be approved if a quorum is present and more shares represented in person or by proxy and entitled to vote on this item at the Annual Meeting are voted for approval of the proposal than are voted against approval of the proposal. Abstentions and broker non-votes will not count for purposes of determining whether this proposal has been approved.

How do I cast my vote or revoke my proxy?

Because this Supplement describes a new proposal to be voted on at the annual meeting that was not reflected or described in the original Proxy Statement, proxies submitted before the date of the Supplement using the original proxy card will not include votes on the new proposal. As a result, if you want to vote on the new proposal described in the Supplement, you must cast a new vote before the annual meeting by following the instructions on the proxy card to vote by Internet or telephone, by signing, dating and returning the enclosed proxy card, or by voting in person at the annual meeting.

Voting by Internet or telephone, by signing and submitting the new proxy card or by voting in person at the annual meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or telephone), in addition to voting on Proposal 4, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1, 2 and 3. If you submit the new proxy card (or vote by Internet or telephone), and you do not indicate your vote on one or more of the proposals, then your proxy will be voted FOR each of the proposals for which you do not indicate a vote, even if your prior proxy had indicated a contrary vote.

Proposal 4 is a “non-routine” matter on which brokers may not vote without instructions. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal Four, your broker will not be permitted to vote your shares on the proposal, and your shares may constitute “broker non-votes” as to Proposal 4. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Your vote is important to us. Please take the time to review our Proxy Statement and the Supplement and submit your votes. Even if you expect to attend the Annual Meeting in person, please vote via Internet, telephone, or mail using the instructions provided on the proxy card.

PROPOSAL 4 – ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act”, provides that the Company’s shareholders have the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement in accordance with the Securities and Exchange Commission’s rules. At the 2019 annual meeting of shareholders, the Company's shareholders approved a proposal to hold an advisory vote on the compensation of the Company's named executive officers every three years. Accordingly, the Company is including this proposal among the matters to be voted upon by the shareholders at the annual meeting.

The Company’s executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company’s executives and shareholders so that a material portion of each executive’s compensation is linked to maximizing shareholder value. Please read the “Compensation of Executive Officers” section of the Proxy Statement for additional details about the Company’s executive compensation philosophy and programs, including information about fiscal 2021 compensation of the Company’s named executive officers. The Compensation Committee of the Board of Directors continually reviews the Company’s compensation programs to ensure they achieve the desired objectives.

The Company seeks your advisory vote on the compensation of the Company’s named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Proxy Statement. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee will review the voting results and consider them, along with any specific insight gained from shareholders of the Company and other information relating to the shareholder vote on this proposal, when making future decisions regarding executive compensation.

We are asking our shareholders to indicate their support for our named executive officer compensation by voting "FOR" the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company's named executive officers as, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

The proposal will be approved if a quorum is present and more shares represented in person or by proxy and entitled to vote on this item at the Annual Meeting are voted for approval of the proposal than are voted against approval of the proposal. Abstentions and broker non-votes will not count for purposes of determining whether this proposal has been approved.

The Board recommends that shareholders vote “FOR” the approval of the compensation of the Company’s named executive officers as described in the Proxy Statement.

inotiv
analyze. answer. advance.

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card or attending the meeting and voting in person.

Votes submitted electronically must be received by March 17, 2022 at 01:00 A.M., local time

Online
Go to **www.envisionreports.com/NOTV** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/NOTV

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR the nominees and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Robert W. Leasure, Jr.	☐	☐	02 - R. Matthew Neff	☐	☐

	For	Against	Abstain
2. Ratify Ernst & Young US LLP as the Company's independent registered public accountants for fiscal 2022	☐	☐	☐
3. Approve the amendment of the Amended and Restated 2018 Equity Incentive Plan	☐	☐	☐
4. Advisory vote to approve compensation of named executive officers	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/NOTV IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Inotiv, Inc. + Notice of 2022 Annual Meeting of Shareholders Courtyard Marriott Lafayette 150 Fairington Avenue, Lafayette, IN 47905 Proxy Solicited by Board of Directors for Annual Meeting – March 17, 2022 at 10:00 a.m. The undersigned shareholder(s) appoint(s) Robert W. Leasure, Jr. and Beth A. Taylor, and each of them, with full power of substitution, as attorneys and proxies (each a “Proxy”) for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the common shares of Inotiv, Inc. that are held of record by the undersigned as of January 26, 2022, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Inotiv, Inc. to be held on March 17, 2022 at 10:00 a.m. (local time), and at any adjournments or postponements thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, each Proxy will have authority to vote FOR the nominees in Proposal 1 and FOR Proposals 2, 3 and 4. In each Proxy’s discretion, such Proxy is authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof. (Items to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +